UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2011

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9. Regulation FD Disclosure

(This information is furnished pursuant to Item 12 - Results of Operations and Financial Condition under Item 9 of Form 8-K as directed in accordance with interim guidance provided by the Securities and Exchange Commission.)
On October 19, 2011, Alamo Group Inc. issued a press release announcing, the purchase of a majority of the assets and assume certain specific liabilities of Tenco Group Inc. and its subsidiaries, effective October 18, 2011. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.
The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Alamo Group filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits
Exhibit 99.1 - Press Release dated October 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2011	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release